SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                Form 8-K


                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        August 8, 2000
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                        Regal-Beloit Corporation
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           (Exact name of registrant as specified in its charter)


       Wisconsin                     1-7283                     39-0875718
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(State or other jurisdiction      (Commission                  (IRS Employer
 of incorporation)                 File Number)             Identification No.)


           200 State Street      Beloit, WI                        53511
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       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:         608-364-8800
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Item 5.   Other Events
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The information in the press release dated August 8, 2000 is incorporated by reference as if fully set forth herein.



Item 7.   Exhibits
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            99.1         Press Release dated August 8, 2000

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                              Exhibit Index
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                                                         Incorporation by
Exhibit Number    Description                            Reference Herein
--------------    -----------                            ----------------

    99.1          Press Release dated August 8, 2000     Filed herewith





                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  REGAL-BELOIT CORPORATION



                                  By /S/ Kenneth F. Kaplan
                                     ---------------------------
                                     Vice President, Chief Financial Officer
                                     and Secretary


Date:   August 10, 2000
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               REGAL-BELOIT ANNOUNCES SHARE REPURCHASE PROGRAM


August 8, 2000 (Beloit, WI): Regal-Beloit Corporation (AMEX: RBC) today reported that its Board of Directors has authorized the Company to repurchase up to 2,000,000 shares of Regal-Beloit Corporation common stock. The Company currently has approximately 21,000,000 shares outstanding. The Company plans, depending on market conditions, to effect purchases from time to time in the open market or through privately negotiated transactions.

"Given the current market price of our common stock, Management and our Board of Directors believe this repurchase program to be an excellent opportunity to support our primary objective, which is to enhance shareholder value for our long-term investors," said James L. Packard, Regal-Beloit's Chairman, President and Chief Executive Officer. "This program reflects the optimism we have in our long-term growth prospects. Repurchases of Regal-Beloit stock will complement, not replace, our efforts to grow the Company through strategic acquisitions as well as through internal growth."

Regal-Beloit Corporation is a leading manufacturer of mechanical and electrical motion control and power generation products serving a broad array of markets throughout the world. Sales in 1999 were $544.6 million. Regal-Beloit is headquartered in Beloit, Wisconsin, and has manufacturing, sales and service facilities throughout the United States, and in Canada, Europe and the Far East.



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